UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

Tempur Sealy International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On March 18, 2013, Tempur Sealy International, Inc. (formerly known as “Tempur-Pedic International Inc.” and referred to herein as “Tempur” or “the Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of Sealy Corporation (“Sealy”) pursuant to an Agreement and Plan of Merger, entered into on September 27, 2012 by Tempur, Sealy and Silver Lightning Merger Company, a newly formed wholly-owned subsidiary of Tempur. This amendment to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment. This Amendment No. 1 also provides certain other pro forma information for the combined business pursuant to Item 8.01 and provides certain information for Sealy on comprehensive income (loss) pursuant to Item 8.01.

Item 8.01.	Other Events.

Pro Forma Information

The unaudited pro forma combined condensed statement of income of Tempur for the three months ended March 31,

2013, and the related explanatory notes, are filed as part of Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

Sealy Information on Other Comprehensive Income (Loss)

Set forth below are disclosures required by Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2011-05, which increases the prominence of items reported in other comprehensive income (loss). In December 2011, the FASB issued ASU 2011-12 which deferred the requirement to present components of reclassifications of other comprehensive income (loss) on the face of the income statement. Sealy adopted the non-deferred provisions of ASU 2011-05 as of December 3, 2012, which did not have a material impact on the consolidated financial statements. The unaudited information on comprehensive income (loss) set forth below should be read in conjunction with Sealy’s audited consolidated financial statements and accompanying notes thereto incorporated by reference herein.

	Twelve months ended
	December 2, 2012	November 27, 2011	November 28, 2010
	(in thousands of U.S. Dollars)
Net loss	$(1,177)	$(9,888)	$(13,739)
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	8,077	(5,347)	8,041
Unrealized gain (loss) on cash flow hedges, net of tax of $623, ($597), and $373	(978)	884	(532)
Net change in pension liabilities, net of tax of $2,002, $1,906, and ($135)	(3,227)	(3,051)	549

Other comprehensive income (loss), net of tax	3,872	(7,514)	8,058

Comprehensive income (loss)	2,695	(17,402)	(5,681)
Less: comprehensive loss attributable to noncontrolling interests	1,187	—	—

Comprehensive income (loss) attributable to common shareholders	$3,882	$(17,402)	$(5,681)

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Sealy as of December 2, 2012 and November 27, 2011 and the related audited consolidated statements of operations, stockholder’s deficit and cash flows for each of the years ended December 2, 2012, November 27, 2011 and November 28, 2010, together with the notes thereto and the auditors’ report thereon, are incorporated herein by reference to Sealy’s Current Report on Form 8-K filed on April 1, 2013.

The unaudited condensed consolidated balance sheets of Sealy as of March 3, 2013 and December 2, 2012 and the related condensed consolidated statements of operations, stockholder’s deficit and cash flows for the three months ended March 3, 2013 and February 26, 2012, together with the notes thereto are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed financial statements and explanatory notes, as required by this Item 9.01(b) with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K, are filed as part of Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1(1)	Audited consolidated balance sheets of Sealy as of December 2, 2012 and November 27, 2011 and the related audited consolidated statements of operations, stockholder’s deficit and cash flows of Sealy for each of the years ended December 2, 2012, November 27, 2011 and November 28, 2010.

99.2	Unaudited condensed consolidated balance sheets of Sealy as of March 3, 2013 and December 2, 2012 and the related unaudited condensed consolidated statements of operations, stockholder’s deficit and cash flows for the three months ended March 3, 2013 and February 26, 2012.

99.3	Unaudited pro forma combined condensed financial data for Tempur, including: (i) unaudited pro forma combined condensed balance sheet of Tempur as of December 31, 2012, (ii) unaudited pro forma combined condensed statement of operations of Tempur for the year ended December 31, 2012, and (iii) unaudited pro forma combined condensed statement of income of Tempur for the three months ended March 31, 2013, and the related explanatory notes, that give effect to the acquisition of Sealy.

(1)	Included in Sealy’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur Sealy International, Inc.

Date: June 3, 2013

	By:	/s/ Bhaskar Rao
	Name:	Bhaskar Rao
	Title:	Chief Accounting Officer and Senior Vice President Finance

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1(1)	Audited consolidated balance sheet of Sealy as of December 2, 2012 and November 27, 2011 and the related audited consolidated statements of operations, stockholder’s deficit and cash flows of Sealy for each of the years ended December 2, 2012, November 27, 2011 and November 28, 2010.

99.2	Unaudited condensed consolidated balance sheets of Sealy as of March 3, 2013 and December 2, 2012 and the related unaudited condensed consolidated statements of operations, stockholder’s deficit and cash flows for the three months ended March 3, 2013 and February 26, 2012.

99.3	Unaudited pro forma combined condensed financial data for Tempur, including: (i) unaudited pro forma combined condensed balance sheet of Tempur as of December 31, 2012, (ii) unaudited pro forma combined condensed statement of operations of Tempur for the year ended December 31, 2012, and (iii) unaudited pro forma combined condensed statement of income of Tempur for the three months ended March 31, 2013, and the related explanatory notes, that give effect to the acquisition of Sealy.

(1)	Included in Sealy’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.